UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 1, 2019
 PENN VIRGINIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, Texas	77084
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 722-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Certain Officers

On July 1, 2019, Penn Virginia Corporation (the “Company”) and Steven A. Hartman, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, agreed that he will separate from the Company, with his last day of employment to be December 31, 2019 or such earlier date as requested by the Company (such date the “Separation Date”).

In connection with Mr. Hartman’s departure, the Company and Mr. Hartman have entered into a separation and transition agreement attached hereto as Exhibit 10.1 (the “Transition Agreement”). Under the Transition Agreement, Mr. Hartman has agreed to continue his employment with the Company through the Separation Date, and, subject to Mr. Hartman executing a general release in favor of the Company at the time of separation and otherwise complying with the terms of the Transition Agreement, the Company will provide Mr. Hartman with the following separation pay and benefits: (i) a lump sum cash payment equal to $283,250, (ii) a lump sum cash payment equal to the annual bonus Mr. Hartman would have earned for 2019 based on the Company’s performance for the year, (iii) continued payment of the Company portion of medical premiums for Mr. Hartman for up to one (1) year following the Separation Date and (iv) treatment of Mr. Hartman’s outstanding equity awards at the time of separation in the manner specified under the terms of such awards in the event of a termination by the Company without cause as of December 31, 2019. Mr. Hartman will also be subject to confidentiality, employee non-solicitation and cooperation covenants under the terms of the Transition Agreement.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to a copy of the Transition Agreement that is filed as Exhibit 10.1 to this Form 8-K, the contents of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On July 1, 2019, the Company issued a press release relating to the events described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Separation and Transition Agreement, entered into as of July 1, 2019, between Penn Virginia Corporation and Steven A. Hartman.
99.1	Press Release dated July 1, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 2019	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine J. Ryan
Katherine J. Ryan Vice President, Chief Legal Counsel and Corporate Secretary